                                POWER OF ATTORNEY
                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

                Maureen A. Buckley       Robert R. Grew
                Gumer C. Alvero          Ronald L. Guzior
                Richard N. Bush          James L. Hamalainen
                Douglas K. Dunning       Jean B. Keffeler
                Steve M. Gathje          Jeryl A. Millner
                Mark Gorham              Thomas V. Nicolosi

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Bruce H. Saul or Suzanne Hoppe to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the__________ day of__________ , 2012

/s/ Maureen A. Buckley                                  /s/ Robert R. Grew
-----------------------------------------------------   -----------------------------
    Maureen A. Buckley                                      Robert R. Grew
    Chairman of the Board, President and                    Director
    Chief Executive Officer

/s/ Gumer C. Alvero                                     /s/ Ronald L. Guzior
-----------------------------------------------------   -----------------------------------------------------
    Gumer C. Alvero                                         Ronald L. Guzior
    Director and Executive Vice President - Annuities       Director

/s/ Richard N. Bush                                     s/  James L. Hamalainen
-----------------------------------------------------   -----------------------------------------------------
    Richard N. Bush                                         James L. Hamalainen
    Senior Vice President -- Corporate Tax                  Senior Vice President and Treasurer

s/  Douglas K. Dunning                                  s/  Jean B. Keffeler
-----------------------------------------------------   -----------------------------------------------------
    Douglas K. Dunning                                      Jean B. Keffeler
    Director                                                Director

s/  Steve M. Gathje                                     s/  Jeryl A. Millner
-----------------------------------------------------   -----------------------------------------------------
    Steve M. Gathje                                         Jeryl A. Millner
    Senior Vice President and Chief Actuary                 Director

s/  Mark Gorham                                         s/  Thomas V. Nicolosi
-----------------------------------------------------   -----------------------------------------------------
    Director, Vice President -- Insurance Product           Thomas V. Nicolosi
    Development                                             Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                1933 ACT NO.   1940 ACT NO.
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                             811-07475
Privileged Assets Select Annuity                                                333-139767
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                             811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio            333-139772
RiverSource Endeavor Select Variable Annuity                                    333-139764
RiverSource FlexChoice Select Variable Annuity                                  333-144422
RiverSource Innovations Select Variable Annuity                                 333-139764
RiverSource Innovations Variable Annuity                                        333-139764
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                              811-3500
RiverSource Variable Retirement & Combination Annuities                         2-78194
RiverSource Employee Benefit Annuity                                            33-52567
RiverSource Flexible Annuity                                                    33-4174
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                              811-4913
Life Vest Single Premium Variable Life Insurance Policy                         33-10334
RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                           333-42257
RiverSource Variable Universal Life Insurance                                   33-15290
RiverSource Variable Second-To-Die Life Insurance                               33-62457
RiverSource Variable Universal Life III                                         333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal
 Life IV -- Estate Series                                                       333-44644

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                               811-07623
RiverSource Flexible Portfolio Annuity                                            333-03867
RiverSource Retirement Advisor Variable Annuity                                   333-91691
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource             333-91691
 Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource        333-91691
 Retirement Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource      333-91691
 Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement
 Advisor 4 Access Variable Annuity
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable              333-91691
 Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed prior to 4/30/2012)
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable              333-179335
 Annuity/RAVA 5 Access Variable Annuity (offered for contract applications signed after 4/30/2012)
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                            811-6560
RiverSource Symphony Annuity                                                      33-45776